                               SECURITY AGREEMENT

          THIS SECURITY AGREEMENT (this "Security Agreement"), dated as of August 15, 1997, made by TRACE Foam Company, Inc., a Delaware corporation (the "Grantor"), in favor of The Bank of Nova Scotia (the "Lender"),

                              W I T N E S S E T H:

          WHEREAS, pursuant to a Margin Loan Credit Agreement, dated as of August 15, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), between TRACE International Holdings, Inc., a Delaware corporation (the "Borrower") and the Lender, the Lender has extended Commitments to make Loans to the Borrower; and

          WHEREAS, as a condition precedent to the making of the initial Loan under the Credit Agreement, the Grantor is required to execute and deliver this Security Agreement; and

          WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement;

         NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lender to make Loans (including the initial Loan) to the Borrower pursuant to the Credit Agreement, the Grantor agrees, for the benefit of the Lender, as follows:

                                   DEFINITIONS

          SECTION 1.2. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Borrower" is defined in the first recital.

         "Collateral" is defined in Section 2.1.

         "Credit Agreement" is defined in the first recital.

         "Grantor" is defined in the preamble.

         "Lender" is defined in the preamble.

         "Management Agreement" is defined in Section 2.1.

         "Secured Obligations" is defined in Section 2.2.

         "Security Agreement" is defined in the preamble.

          "U.C.C." means the Uniform Commercial Code, as in effect in the State of New York.

          SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

          SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.

                                   ARTICLE II

                                 SECURITY, ETC.

          SECTION 2.1. Grant of Security Interest. The Grantor hereby grants to the Lender a security interest in, all of the Grantor's right, title and interest, whether now existing or hereafter arising or acquired, in and to (the "Collateral") the 21 Foam Management Agreement, effective as of October 13, 1992, between Foamex, L.P., a Delaware limited partnership ("Foamex"), and the Grantor, as affirmed by the Affirmation Agreement, dated as of December 14, 1993, by and among Trace Foam Company, Inc., Foamex and FMXI, Inc., and amended by the First Amendment to the Management Agreement, dated as of June 12, 1997, as it may be amended or otherwise modified from time to time (as so amended or modified, the "Management Agreement"), including, without limitation,

                    (a) all rights of the Grantor to receive moneys due and to become due under or pursuant to the Management Agreement;

                    (b) all rights of the Grantor to receive proceeds of any insurance, indemnity, warranty, guaranty or collateral security with respect to the Management Agreement;

                    (c) all claims of the Grantor for damages arising out of or for breach of or default under the Management Agreement; and

                    (d) to the extent not included in the foregoing, all proceeds of any and all of the foregoing collateral.

     SECTION 2.2. Security for Obligations. This Security Agreement secures the payment of all Obligations now or hereafter existing under the Credit Agreement, the Notes and each other Loan Document, and all obligations of the Borrower to the Lender now or hereafter existing under the Other Credit Agreement, whether for principal, interest, costs, fees, expenses or otherwise, and all other obligations of the Borrower to the Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing or due or to become due, and all obligations of the Grantor now or hereafter existing under this Security Agreement and each other Loan Document to which it is or may become a party (all such Obligations and other obligations of the Borrower and the Grantor being the "Secured Obligations").

          SECTION 2.3. Continuing Security and Security Interest; Transfer of Notes. This Security Agreement shall create a continuing Security of and security interest in the Collateral and shall

                    (a) remain in full force and effect until payment in full of all Secured Obligations and the termination of the Commitments and any other commitments of the Lender to the Borrower;

                    (b) be binding upon the Grantor, its successors, transferees and assigns; and

                    (c) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees and assigns.

Without limiting the generality of the foregoing clause (c), the Lender may assign or otherwise transfer (in whole or in part) the Notes or Loans to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to the Lender under any Loan Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 11.1 of the Credit Agreement and Section 11.1 of the Other Credit Agreement. Upon the payment in full of all Secured Obligations and the termination of the Commitment and any other commitments of the Lender to the Borrower, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Lender will, at the Grantor's sole expense, execute and deliver to the Grantor such instruments as the Grantor shall reasonably request to evidence such termination.

          SECTION 2.4. Grantor Remains Liable. Anything herein to the contrary notwithstanding,

               (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Security Agreement had not been executed;

               (b) the exercise by the Lender of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral; and

               (c) the Lender shall not have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Lender be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 2.5. Security Interest Absolute. All rights of the Lender and the security interests granted to the Lender hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional, irrespective of

               (a) any lack of validity or enforceability of the Credit Agreement, any Note or any other Loan Document;

               (b) the failure of the Lender or any holder of any Note

                              (i) to assert any claim or demand or to enforce
                    any right or remedy against the Borrower, any other Obligor or any other Person under the provisions of the Credit Agreement, any Note, any other Loan Document or otherwise, or

                              (ii) to exercise any right or remedy against any
                    other guarantor of, or collateral securing, any Secured Obligations;

               (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation;

               (d) any reduction, limitation, impairment or termination of any Secured Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Secured Obligations;

               (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note or any other Loan Document;

                    (f) any addition, exchange, release, surrender or
               non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or

                    (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

          SECTION 2.6. Subrogation, etc. The Grantor will not exercise any rights which it may acquire by reason of any payment made hereunder, whether by way of subrogation, reimbursement or otherwise, until the prior payment, in full and in cash, of all Secured Obligations. Any amount paid to the Grantor on account of any payment made hereunder prior to the payment in full of all Secured Obligations shall be held in trust for the benefit of the Lender and each holder of a Note and shall immediately be paid to the Lender and each holder of a Note and credited and applied against the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement (or other agreement(s) pursuant to which such Secured Obligations are outstanding); provided, however, that if

               (a) the Grantor has made payment to the Lender and each holder of the Notes of all or any part of the Secured Obligations, and

               (b) all Secured Obligations have been paid in full and the Commitments and any other commitments of the Lender to the Borrower have been permanently terminated,

the Lender and each holder of the Notes agrees that, at the Grantor's request, the Lender and such holder of the Notes will execute and deliver to the Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to the Grantor of an interest in the Secured Obligations resulting from such payment by the Grantor. In furtherance of the foregoing, for so long as any Secured Obligations or Commitments or any other commitments by the Lender to the Borrower remain outstanding, the Grantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Security Agreement to the Lender or any holder of the Notes.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

          SECTION 3.1. Representations and Warranties. The Grantor represents and warrants unto the Lender as set forth in this Article.

          SECTION 3.1.1. Validity of Assigned Agreement. The Management Agreement, a true and complete copy of which has been furnished to the Lender, has been duly authorized, executed and delivered by the parties thereto, has not been amended or otherwise modified except as set forth in Section 2.1, and is in full force and effect and is binding upon and enforceable against Grantor and to Grantor's knowledge the other party thereto in accordance with its terms. The Grantor has fully performed all of its obligations under the Assigned Agreement and the other party to the Management Agreement has no defense, setoff or counterclaim arising under the Assigned Agreement. There exists no default under the Management Agreement Grantor and to Grantor's knowledge the other party thereto.

          SECTION 3.1.2. Location of Collateral. The place(s) of business and chief executive office of the Grantor and the office(s) where the Grantor keeps its records concerning the Collateral are located at the address specified for the Grantor on the signature page(s) hereto. The Grantor has no trade name. The Grantor has not been known by any legal name different from the one set forth on the signature page hereto, nor has the Grantor been the subject of any merger or other corporate reorganization, except "21" Foam Company Inc. None of the Collateral is evidenced by a promissory note or other instrument.

          SECTION 3.1.3. Ownership, No Liens, etc. The Grantor owns the Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Lender relating to this Security Agreement.

          SECTION 3.1.4. Validity, etc. This Security Agreement creates a valid first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

          SECTION 3.1.5. Authorization, Approval, etc. Except for the filing of a Form UCC-1 with the Secretary of State of the State of New York and the County Register of New York County. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either

               (a) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantor; or

               (b) for the perfection of or the exercise by the Lender of its rights and remedies hereunder.

          SECTION 3.1.6. Compliance with Laws. The Grantor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, non-compliance with which might materially adversely affect the business, properties, assets, operations, condition (financial or otherwise) or prospects of the Grantor or the value of the Collateral or the worth of the Collateral as collateral security.

                                   ARTICLE IV

                                    COVENANTS

          SECTION 4.1. Certain Covenants. The Grantor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid or the Lender shall have any outstanding Commitment or other commitment by the Lender to the Borrower, the Grantor will, unless the Lender shall otherwise consent in writing, perform the obligations set forth in this Section.

          SECTION 4.1.1. As to the Assigned Agreement. The Grantor shall at its expense:

               (a) perform and observe all the terms and provisions of the Management Agreement to be performed or observed by it, maintain the Management Agreement in full force and effect, enforce the Management Agreement in accordance with its terms, and take all such action to such end as may be from time to time requested by the Lender; and

               (b) furnish to the Lender promptly upon receipt thereof copies of all notices, requests and other documents received by the Grantor under or pursuant to the Management Agreement, and from time to time
          (i) furnish to the Lender such information and reports regarding the Collateral as the Lender may reasonably request and (ii) upon request of the Lender make to Foamex L.P. such demands and requests for information and reports as the Grantor is entitled to make under the Management Agreement.

          SECTION 4.1.1. Transfers and Other Liens. The Grantor shall not:

               (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, or create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral, except for the Security and security interest created by this Security Agreement;

                    (b) cancel or terminate the Management Agreement or consent to or accept any cancellation or termination thereof;

                    (c) without the prior written consent of Lender, amend or otherwise modify the Management Agreement or give any consent, waiver or approval thereunder;

                    (d) waive any default under or breach of the Management Agreement; or

                    (e) take any other action in connection with the Management Agreement which would impair the value of the interest or rights of the Grantor thereunder or which would impair the interest or rights of the Lender.

          SECTION 4.1.3. Further Assurances. The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Lender may request, in order to perfect and protect the security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Lender may request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

With respect to the foregoing and the grant of the security interest hereunder, the Grantor hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          SECTION 4.1.1. Place of Perfection; Records; Prior Notice of Name Change. The Grantor shall keep its place(s) of business and chief executive office and the office(s) where it keeps its records concerning the Collateral, and the original copies of the Management Agreement and of all other chattel paper which evidence the Collateral, at the location therefor specified in
Section 3.1.2 or, upon 30 days' prior written notice to the Lender, at such other location in a jurisdiction where all action required by Section 4.1.3 shall have been taken with respect to the Collateral. The Grantor will hold and preserve such records and will permit representatives of the Lender at any time during normal business hours to inspect and make abstracts from such records. The Grantor will not change its name except upon 30 days' prior written notice to the Lender.

                                    ARTICLE V

                                   THE LENDER

          SECTION 5.1. Lender Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Lender the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Lender's discretion, to take any action (including any action under the Management Agreement that the Grantor is entitled to take) and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

               (a) after the occurrence and continuance of an Event of Default, to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral;

               (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

               (c) to file any claims or take any action or institute any proceedings which the Lender may deem to be necessary or desirable for the collection thereof or to enforce compliance with the terms and conditions of the Management Agreement; and

               (d) to perform the affirmative obligations of the Grantor hereunder (including all obligations of the Grantor pursuant to Section 4.1.1 and Section 4.1.3).

The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

          SECTION 5.2. Lender May Perform. If the Grantor fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be payable by the Grantor pursuant to Section 6.2.

         SECTION 5.3. Lender Has No Duty. In addition to, and not in limitation of, Section 2.4, the powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

          SECTION 5.4. Reasonable Care. The Lender is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Lender shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Lender to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

          SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

               (a) the Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may exercise any and all rights and remedies of the Grantor under or in connection with the Management Agreement or otherwise in respect of the Collateral, including, without limitation, any and all rights of the Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Management Agreement;

               (b) all payments received by the Grantor under or in connection with the Management Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Lender, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Lender in the same form as so received (with any necessary endorsement); and

               (c) all payments made under or in connection with the Management Agreement or otherwise in respect of the Collateral and received by the Lender may, in the discretion of the Lender, be held by the Lender as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Lender pursuant to Section 6.2) in whole or in part by the Lender against, all or any part of (a) first the Secured Obligations relating to the Tranche B Loans until paid in full, (b) second, the Secured Obligations relating to the Tranche A Loans, (c) third, the Secured Obligations relating to the Other Credit Agreement and (iv) fourth, to all other Secured Obligations. Any surplus of such payments held by the Lender and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

          SECTION 6.2. Indemnity and Expenses.

               (a) The Grantor agrees to indemnify the Lender from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Lender's gross negligence or wilful misconduct.

               (b) The Grantor will upon demand pay to the Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Lender may incur in connection with (i) the administration of this Security Agreement, (ii) the custody or preservation of, or the collection from or other realization upon, any of the Collateral,
          (iii) the exercise or enforcement of any of the rights of the Lender hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

          SECTION 7.1. Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

          SECTION 7.2. Amendments, etc. No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by the Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 7.3. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, if to the Grantor, mailed or telegraphed or delivered to it, addressed to it at the address set forth below its signature hereto, if to the Lender, mailed or delivered to it, addressed to it at the address of the

Lender specified in the Credit Agreement, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid.

          SECTION 7.4. Section Captions. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

          SECTION 7.5. Severability. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

          SECTION 7.6. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

          SECTION 7.7. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE GRANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF SUCH LITIGATION

BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GRANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS Security AGREEMENT.

          SECTION 7.8. Waiver of Jury Trial. THE LENDER AND THE GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE GRANTOR. THE GRANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS SECURITY AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

         IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                    TRACE FOAM COMPANY, INC.


                                    By:  /s/ Philip N. Smith, Jr.
                                    Title:  Senior Vice President, Secretary and
                                            General Counsel

                                    Address:   375 Park Avenue
                                               New York, New York 10152


                                    Attention:__________________________________

                                    Telecopier: (212) 593-1363

                                     THE BANK OF NOVA SCOTIA


                                     By:  /s/ Brian S. Allen
                                           Authorized Signatory